     As filed with the Securities and Exchange Commission on April 14, 1999

                                                     REGISTRATION NO. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                            HOUGHTON MIFFLIN COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              MASSACHUSETTS                               04-1456030
     (State or Other Jurisdiction of                   (I.R.S. Employer
     Incorporation or Organization)                   Identification No.)

                               222 BERKELEY STREET
                                BOSTON, MA 02116
                                 (617) 351-5000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 ---------------

                                 PAUL D. WEAVER
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            HOUGHTON MIFFLIN COMPANY
                               222 BERKELEY STREET
                                BOSTON, MA 02116
                                 (617) 351-5000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------

                                   COPIES TO:

                                 JOHN O. NEWELL
                           GOODWIN, PROCTER & HOAR LLP
                                 EXCHANGE PLACE
                                BOSTON, MA 02109
                                 (617) 570-1000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined by the Registrant..

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

         If this form is used to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] (File No. 33-64903)

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

=======================================================================================================================
Title of Securities to    Amount to be         Proposed Maximum        Proposed Maximum Aggregate      Registration Fee
   be Registered         Registered (1)       Offering Price (1)           Offering Price (1)
-----------------------------------------------------------------------------------------------------------------------
  Debt Securities         $15,000,000                100%                      $15,000,000                  $4,170
=======================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to rule 457(c) of the Securities Act of 1933, as amended.


================================================================================

                    INCORPORATION OF INFORMATION BY REFERENCE

     The information in the Registration Statement filed by Houghton Mifflin Company (File No. 33-64903) with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on April 14, 1999.

                                           HOUGHTON MIFFLIN COMPANY

                                           By: /s/ NADER F. DAREHSHORI
                                               ---------------------------------
                                               Nader F. Darehshori
                                               Chairman of the Board, President
                                               and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Name                                          Title                                 Date
                  ----                                          -----                                 ----


/s/ NADER F. DAREHSHORI                             Chairman of the Board, President,            April 14, 1999
-----------------------------------------------     Chief Executive Officer and
Nader F. Darehshori                                 Director (principal executive
                                                    officer)

/s/ GAIL DEEGAN                                     Executive Vice President and Chief           April 14, 1999
-----------------------------------------------     Financial Officer
Gail Deegan                                         (principal financial officer)

/s/ DAVID R. CARON                                  Vice President and                           April 14, 1999
-----------------------------------------------     Controller (principal accounting
David R. Caron                                      officer)

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Joseph A. Baute

                        *                           Director                                     April 14, 1999
-----------------------------------------------
James O. Freedman

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Michael Goldstein

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Gail H. Klapper

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Mary H. Lindsay

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Charles R. Longsworth

                        *                           Director                                     April 14, 1999
-----------------------------------------------
John F. Magee

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Claudine B. Malone

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Alfred L. McDougal


                        *                           Director                                     April 14, 1999
-----------------------------------------------
George Putnam

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Ralph Z. Sorenson

                        *                           Director                                     April 14, 1999
-----------------------------------------------
Robert J. Tarr, Jr.


Paul D. Weaver, Senior Vice President and General Counsel of the registrant, signs this document as attorney-in-fact on behalf of the above-named directors pursuant to powers of attorney duly executed by such directors and filed with the Securities and Exchange Commission contemporaneously herewith.

* By: /s/ PAUL D. WEAVER                                                                         April 14, 1999
-----------------------------------------------
Paul D. Weaver
Attorney-in-Fact

                                  EXHIBIT INDEX


Number                         Description
------                         -----------

  1      Form of Underwriting Agreement*
  4.1 Indenture dated as of March 15, 1994 between Houghton Mifflin Company and State Street Bank and Trust Company, as successor trustee to The First National Bank of Boston**
  4.2 First Supplemental Indenture dated as of July 27, 1995 between the Company and State Street Bank and Trust Company, as successor trustee to The First National Bank of Boston*
  4.3    Form of Debt Securities (included in Exhibit 4.1)
  5 Opinion of Goodwin, Procter & Hoar LLP regarding legality of securities being registered
 12      Calculation of Ratios of Earnings to Fixed Charges***
 23.1    Consent of Ernst & Young LLP
 23.2    Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5)
 24      Power of Attorney
 25      Statement of Eligibility and Qualification of Trustee on Form T-1*


----------
* Previously filed as an exhibit to the registrant's registration statement on Form S-3 (file no. 33-64903) and incorporated herein by reference.

** Previously filed as an exhibit to the registrant's registration statement on Form S-3 (file no. 33-51700) and incorporated herein by reference.

*** Previously filed as an exhibit to the registrant's annual report on Form 10-K for the year ended December 31, 1998 (file no. 1-5406) and incorporated herein by reference.